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                                                                   EXHIBIT 10.51


                          ABM INDUSTRIES INCORPORATED

                             AMENDMENT NO. 1 TO THE

                        1984 EXECUTIVE STOCK OPTION PLAN


      ABM INDUSTRIES INCORPORATED, having established the 1984 Executive Stock Option Plan (the "Plan"), hereby amends the Plan effective as of December 19, 1995 as follows:

      Section 5.1 of Article V of the Plan is amended to read as follows:

      Subject to adjustment pursuant to the provisions of Section 5.3 hereof, the number of shares of stock which may be issued and sold hereunder shall not exceed eight hundred forty thousand (840,000) shares. Such shares may be authorized and unissued shares or shares issued and thereafter acquired by the Company.

      IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.


                                          ABM INDUSTRIES INCORPORATED

                                          BY: /s/ LORRAINE P. O'HARA
                                             -----------------------------

                                       TITLE: Assistant Secretary
                                             -----------------------------

                                       DATED: March 30, 1996
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